UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 17, 2009

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 North Lynn St., 7th Fl, Arlington, Virginia

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 17, 2009, Rosetta Stone Inc. announced, among other things, updated guidance for its third quarter ending September 30, 2009 and fiscal year ending December 31, 2009. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 17, 2009, the Company issued a press release containing forward looking statements, including with respect to its future performance and financial results and its discontinuance with the previously announced public offering of its common stock at this time.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and accompanying press release are being furnished under Items 2.02 and 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  In addition, the press release furnished as an exhibit to this report is subject to “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Rosetta Stone’s business contained in the press release are “forward-looking” rather than “historic.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated August 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2009

	By:	/s/ Michael C. Wu
		Name:	Michael C. Wu
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 17, 2009.